Exhibit 10.1

AMENDMENT NO. 4 TO CREDIT AGREEMENT

THIS AMENDMENT NO. 4 TO CREDIT AGREEMENT (this “Amendment”) is made as of July 27, 2015, by and among INVENTURE FOODS, INC. (the “Company”), the Subsidiary Borrowers listed on the signature pages hereto, the Lenders listed on the signature pages hereto and U.S. BANK NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, the “Administrative Agent”) under that certain Credit Agreement dated as of November 8, 2013 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Company, the Subsidiary Borrowers party thereto, the Lenders party thereto and the Administrative Agent.  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Credit Agreement.

WHEREAS, the Company has requested that the Lenders and the Administrative Agent agree to make certain modifications to the Credit Agreement; and

WHEREAS, the Company, the Subsidiary Borrowers, the Lenders and the Administrative Agent have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Subsidiary Borrowers party hereto, the Lenders and the Administrative Agent hereby agree as follows:

ARTICLE I — AMENDMENTS

Effective as of the Fourth Amendment Effective Date but subject to the satisfaction of the conditions precedent set forth in Article III below, the Credit Agreement is hereby amended as follows:

1.1                               Article I of the Credit Agreement is hereby amended by adding or amending and restating, as the case may be, the following definitions to read as follows:

“Bridge Loan Maturity Date” means November 30, 2015.

“Consolidated EBITDA” means Consolidated Net Income plus, to the extent deducted from revenues in determining Consolidated Net Income and without duplication, (i) Consolidated Interest Expense (including, without limitation, implicit interest expense on Capitalized Leases), (ii) expense for taxes paid in cash or accrued; provided, however, that tax benefits may be included for periods ending during 2015, (iii) depreciation, (iv) amortization, (v) extraordinary non-cash expenses, write-off charges or losses incurred other than in the ordinary course of business, (vi) non-cash expenses related to stock or equity based compensation; (vii) Fresh Frozen and Jamba at Home Recall Costs; minus, to the extent included in Consolidated Net Income and without duplication, (1) extraordinary income or gains realized other than in the ordinary course of business, (2) interest income, (3) income tax credits and refunds (to the extent not netted from tax expense), (4) any cash payments made during such period in respect of items described in clauses (v) or (vi) above subsequent to the fiscal quarter in which the relevant non-cash expenses, charges or losses were incurred, (5) non-recurring gains, (6) gains from the discontinuance of operations, and (7) gains arising from the sale of assets other than inventory in the ordinary course of business, all calculated for the Company and its Subsidiaries on a consolidated basis. For the purposes of calculating Consolidated EBITDA for any period of four (4) consecutive fiscal quarters (each such four (4) consecutive fiscal quarter period, a “Reference Period”), (i) if at any time during such Reference Period, the Company or any Subsidiary shall have made any Material Disposition, the Consolidated EBITDA for such Reference Period shall be reduced by an amount equal to the Consolidated EBITDA (if positive) attributable to the Property that is the subject of such Material Disposition for such Reference Period or increased by an amount equal to the Consolidated EBITDA (if negative) attributable thereto for such Reference Period, and (ii) if during such Reference Period, the Company or any Subsidiary shall have made a Material Acquisition, Consolidated EBITDA for such Reference Period shall be calculated after giving pro forma effect thereto on a basis approved by the Administrative Agent in its reasonable credit judgment as if such Material Acquisition occurred on the first day of such Reference Period.

“Consolidated Funded Indebtedness” means at any time the aggregate amount of Consolidated Indebtedness that is interest bearing, including, without limitation, Capitalized Leases, interest bearing accounts payable, and the undrawn amount of all outstanding letters of credit (including without limitation, any Facility LC issued under this Agreement); provided, however, that for the purposes of determining Consolidated Funded Indebtedness for the fiscal quarter ending on or about September 30, 2015, up to $5,000,000 of Subordinated Indebtedness may be excluded from such determination.

“Current Ratio” means, as of any date of calculation, the ratio of (i) the current assets (other than deferred tax assets) of the Company and its Subsidiaries to (ii) the current liabilities (other than deferred tax liabilities and the current portion of Consolidated Funded Indebtedness or long-term liabilities) of the Company and its Subsidiaries, all determined on a consolidated basis in accordance with GAAP.  For purposes of determining the current liabilities of the Company and its Subsidiaries, the aggregate (i) Revolving Exposure of all Lenders at such time, and (ii) outstanding amounts owed to all Lenders at such time with respect to the Bridge Loan and the Second Bridge Loan shall constitute current liabilities.

“Fresh Frozen and Jamba at Home Recall Costs” means, with respect to any period during the fiscal year ending on or about December 31, 2015, the following to the extent incurred by the Company and its Subsidiaries during such period (i) third party professional fees related to the “Fresh Frozen” and “Jamba at Home” recall, (ii) incremental costs associated with co-packing arrangements due to the “Fresh Frozen” and “Jamba at Home” recall including, excess freight, storage and manufacturing variances incurred other than in the ordinary course of business, (iii) operating income lost on “Fresh Frozen” and “Jamba at Home” on account of the recall, as reasonably determined by the Company (iv) cash costs paid in association with the “Fresh Frozen” and “Jamba at Home” recall including but not limited to inventory reimbursements to customers for product on hand at retail locations and distribution centers, reimbursement related to end customer returns to retailers, recall fees, disposal costs and fees and service fees, (v) reasonable professional fees and expenses associated with credit agreement amendments and transaction fees and expenses incurred in refinancing the Bridge Loan and the Second Bridge Loan, and (vi) to the extent not exceeding $4,900,000 in aggregate during the year, write-downs of inventory on-hand at retail and distribution centers related to the “Fresh Frozen” and “Jamba at Home” recall; provided, however, that no such amounts with respect to the fiscal year ending on or about December 31 2015, shall be deemed Fresh Frozen and Jamba at Home Recall Costs to the extent they exceed in aggregate $25,000,000.  For avoidance of doubt, Fresh Frozen and Jamba at Home Recall Costs incurred during the fiscal year ended on or about December 31, 2015, will be included in the calculation of Consolidated EBITDA to the extent incurred during the Company’s then most-recently ended four (4) fiscal quarters.

“Fourth Amendment” means Amendment No. 4 to Credit Agreement dated as of July 27, 2015 among the Company, the Subsidiary Borrowers, the Lenders and the Administrative Agent.

“Fourth Amendment Effective Date” means the date on which the conditions specified in Article III of the Fourth Amendment have been satisfied or waived in the sole discretion of the Administrative Agent.

“Loans” means the Revolving Loans, the Swing Line Loans, the Term Loans and the Incremental Term Loans (including, without limitation, the Bridge Loan and the Second Bridge Loan).

“Permitted Acquisition” means the Project Freeze Acquisition and any Acquisition made by the Company or any of its Subsidiaries, provided that, (a) as of the date of the consummation of such Acquisition, no Default or Event of Default shall have occurred and be continuing or would result immediately after giving effect to such Acquisition, and the representation and warranty contained in Section 5.11 shall be true both before and after giving effect to such Acquisition, (b) such Acquisition is consummated on a non-hostile basis pursuant to a negotiated acquisition agreement that has been (if required by the governing documents of the seller or entity to be acquired) approved by the board of directors or other applicable governing body of the seller or entity to be acquired, and no material challenge to such Acquisition (excluding the exercise of appraisal rights) shall be pending or threatened by any shareholder or director of the seller or entity to be acquired, (c) the business to be acquired in such Acquisition is in substantially the same line of business or is in a similar line of business as the Company’s or a line of business incidental thereto, (d) as of the date of the consummation of such Acquisition, all material approvals required in connection therewith shall have been obtained, and (e) at least 21 days prior to the date on which such Acquisition is to be consummated, the Company shall have furnished to the Administrative Agent a certificate, demonstrating in reasonable detail, pro forma compliance with the financial covenants contained in Section 6.23(a) and (b) for such period, in each case, calculated as if such Acquisition, including the consideration therefor, had been consummated on the first day of such period.

“Second Bridge Loan” means the Incremental Term Loans extended by the Lenders to the Company pursuant to Section 2.27.

“Second Bridge Loan Commitment” means, as to any Term Lender, the commitment of such Term Lender to make Incremental Term Loans in the aggregate amount set forth in the Increasing Lender Supplement executed by such Term Lender on the Fourth Amendment Effective Date (substantially in the form of Exhibit A to the Fourth Amendment), as such commitment may be modified as a result of any assignment that has become effective pursuant to Section 12.3(b) or as otherwise modified from time to time pursuant to the terms hereof. The aggregate amount of the Term Lenders’ Second Bridge Loan Commitments on the Fourth Amendment Effective Date is $15,000,000.

“Second Bridge Loan Initial Advance” is defined in Section 2.27(a).

“Second Bridge Loan Subsequent Advance” is defined in Section 2.27(a).

“Term Loans” means the Term Loans extended by the Lenders to the Company pursuant to Section 2.1(b) and the Incremental Term Loans (including, without limitation, the Bridge Loan and the Second Bridge Loan).

1.2                               Section 2.7(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(a)                                 Unless previously terminated, (i) the Second Bridge Loan Commitments to make the Second Bridge Loan Initial Advance shall terminate on the Fourth Amendment Effective Date immediately after funding of the Second Bridge Loan Initial Advance, (ii) the Second Bridge Loan Commitments to make the Second Bridge Loan Subsequent Advance shall terminate on the earlier of the funding of the Second Bridge Loan Subsequent Advance or August 31, 2015, (iii) the Bridge Loan Commitments to make the First Bridge Loan Advance shall terminate on the Third Amendment Effective Date immediately after funding of the First Bridge Loan Advance, (iv) the Bridge Loan Commitments to fund the Second Bridge Loan Advance shall terminate on the earlier of the funding of the Second Bridge Loan Advance or July 30, 2015, (v) the other Term Loan Commitments shall terminate on the Effective Date immediately after funding of the Term Loans made pursuant to Section 2.1(b), and (vi) all other Commitments shall terminate on the Facility Termination Date.

1.3                               Section 2.7(e) is hereby amended and restated in its entirety as follows:

(e)                                  Proceeds of all recall insurance and business interruption insurance policies of the Borrowers paid to the Borrowers pursuant to Section 2.7(c) shall be applied first to prepay the Second Bridge Loan and second to prepay the Bridge Loan.  All other amounts paid pursuant to Sections 2.7(c) and (d) shall be applied to prepay the other Term Loans (to be applied to installments of such Term Loans in inverse order of maturity); once an amount is applied against an installment, that portion of such installment shall no longer be required to be paid on the applicable Payment Date.  Subsequent to (i) payment in full of all principal, interest and fees in respect of the Bridge Loan and the Second Bridge Loan and termination or expiration of all the Second Bridge Loan Commitments and (ii) repayment of all other Term Loans, amounts paid pursuant to Sections 2.7(c) and (d) shall be applied to repay then outstanding Revolving Loans (without any corresponding reduction in Revolving Commitments).

1.4                               Section 2.10 of the Credit Agreement is hereby amended by replacing the last sentence thereof with the following sentence:

Notwithstanding the foregoing, (x) the aggregate outstanding principal balance of the Bridge Loan shall bear interest at a rate per annum equal to the sum of (i) the quotient of (a) the Eurodollar Base Rate applicable to the relevant Interest Period divided by (b) one minus the Reserve Requirement (expressed as a decimal) applicable to such Interest Period, plus (ii) 6.00% per annum, and (y) the aggregate outstanding principal balance of the Second Bridge Loan shall bear interest at a rate per annum equal to the sum of (i) the quotient of (a) the Eurodollar Base Rate applicable to the relevant Interest Period divided by (b) one minus the Reserve Requirement (expressed as a decimal) applicable to such Interest Period, plus (ii) 8.00% per annum.

1.5                               Section 2.12(b) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

(b)                                 The Borrowers hereby jointly and severally unconditionally promise to pay to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Revolving Loan on the Facility Termination Date.  The Company shall make principal payments in respect of the Term Loans (other than the Bridge Loan and the Second Bridge Loan) on each Payment Date in an amount equal to (x) $1,275,000 for the first eight Payment Dates to occur after the Effective Date (with the first such principal payment being made on December 31, 2013, (y) $1,500,000 for the ninth through (and including) sixteenth Payment Dates to occur after the Effective Date, and (z) $1,875,000 for each Payment Date thereafter; provided, however, that the principal payment owing with respect to the Terms Loans (other than the Bridge Loan and the Second Bridge Loan) on September 30, 2015, shall be made on or before October 31, 2015.  To the extent not previously paid, all unpaid Term Loans (other than the Bridge Loan and the Second Bridge Loan) shall be paid in full in cash by the Company on the Facility Termination Date.

1.6                               Section 2.15 of the Credit Agreement is hereby amended to replace the last sentence thereof with the following sentence:

Notwithstanding the foregoing, interest on all Loans shall be payable in arrears on the last Business Day of each month (other than interest accrued pursuant to Section 2.11, which shall continue to be payable on demand) and at maturity so long as any principal, interest or fees in respect of the Bridge Loan or the Second Bridge Loan remain outstanding or any Second Bridge Loan Commitment of a Term Lender remains in effect.

1.7                               Section 2.26(d) is hereby deleted in its entirety.

1.8                               Article II of the Credit Agreement is further amended by inserting at the end thereof the following new Section 2.27:

2.27                        Second Bridge Loan.

(a)                                 Second Bridge Loan Commitment.  Each Lender severally agrees, on the terms and conditions set forth in this Section 2.27 and Section 4.2, to make (i) an Incremental Term Loan to the Company on the Fourth Amendment Effective Date in an amount equal to two-thirds (2/3rds) of such Lender’s Second Bridge Loan Commitment (all of such Incremental Term Loans funded on such date, collectively, the “Second Bridge Loan Initial Advance”) and (ii) on or after August 17, 2015 but prior to August 31, 2015, an Incremental Term Loan to the Company in an amount equal to one-third (1/3rd) of such Lender’s Second Bridge Loan Commitment (all of such Incremental Term Loans funded on such date, collectively, the “Second Bridge Loan Subsequent Advance”).  Amounts repaid or prepaid in respect of the Second Bridge Loan may not be reborrowed.

(b)                                 Borrowing Request for Second Bridge Loan Subsequent Advance.  The Company shall deliver to the Administrative Agent a written notice duly executed by an Authorized Officer of the Company (a “Second Bridge Loan Advance Request”) not later than 10:00 a.m. (Pacific time) 2 Business Days prior to the date of the requested Second Bridge Loan Subsequent Advance (i) specifying the applicable Borrowing Date (which date shall be a Business Day) of the Second Bridge Loan Subsequent Advance in accordance with the terms and conditions of Section 2.27(a)(ii) and (ii) representing and warrantying that each of the conditions set forth in this Section 2.27 and Section 4.2 are satisfied as of the applicable Borrowing Date after giving pro forma effect to the Second Bridge Loan Subsequent Advance.

(c)                                  Conditions Precedent to Second Bridge Loan Subsequent Advance.  The Term Lenders shall not be required to make the Second Bridge Loan Subsequent Advance unless on or before the applicable Borrowing Date, the Company has delivered to the Administrative Agent the Second Bridge Loan Advance Request in accordance with Section 2.27(b).

1.9                               Article II of the Credit Agreement is further amended by inserting at the end thereof the following new Section 2.28:

2.28                        Repayment of the Bridge Loan and the Second Bridge Loan.  The Bridge Loan, including without limitation all outstanding principal and all accrued but unpaid interest thereon, shall be paid in full by the Borrowers on the Bridge Loan Maturity Date.  The Second Bridge Loan, including without limitation all outstanding principal and all accrued but unpaid interest thereon, shall be paid in full by the Borrowers on the Bridge Loan Maturity Date.  All proceeds of any recall insurance policy and business interruption insurance policy received by the Borrowers shall be promptly paid to the Administrative Agent for permanent application first to the Second Bridge Loan and then to the Bridge Loan.  Proceeds of the capital transaction required by Section 6.29 shall be promptly paid to the Administrative Agent for permanent application first to the Second Bridge Loan and then to the Bridge Loan.

1.10                        Article II of the Credit Agreement is further amended by inserting at the end thereof the following new Section 2.29:

2.29                        Bridge Loan and Second Bridge Loan Payment Fee.  The Borrowers will pay to the Administrative Agent for the ratable benefit of the Lenders a non-refundable fee in the amount of $500,000, which such fee shall be deemed fully earned as of the Fourth Amendment Effective Date.  Such fee shall be due and payable on December 1, 2015, but shall be waived if obligations owing with respect to the Bridge Loan and the Second Bridge Loan have been indefeasibly paid in full by the Bridge Loan Maturity Date.

1.11                        Section 6.1(h) of the Credit Agreement is hereby amended to insert the following sentence at the end thereof:

Provided, however, that the Borrowers shall not be required to comply with the foregoing when (i) Obligations owing with respect to the Bridge Loan and the Second Bridge Loan have been indefeasibly paid in full, and (ii) the Leverage Ratio is less than 3.50 to 1.00.

1.12                        Section 6.10(c) is hereby amended to replace “$5,000,000” with “$9,000,000”.

1.13                        Section 6.14 of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

6.14                        Acquisitions.  The Company will not, nor will it permit any Subsidiary, to make any Acquisition until (i) Obligations owing with respect to the Bridge Loan and Second Bridge Loan have been indefeasibly paid in full, and (ii) the Leverage Ratio is less than 3.50 to 1.00, and (iii) the Borrowers have submitted a true and accurate compliance certificate pursuant to Section 6.1(d) of the Credit Agreement that does not disclose any condition or event that constitutes a Default or Event of Default.  After satisfaction of the foregoing, the Company will not, nor will it permit any Subsidiary, to make any Acquisition other than a Permitted Acquisition funded solely with the Net Proceeds of a substantially contemporaneous issuance of equity, or other Permitted Acquisitions for total consideration not to exceed $55,000,000 (with the understanding that $45,000,000 of such amount shall be used for the Project Freeze Acquisition) during the term of this Agreement.

1.14                        Section 6.23(b) of the Credit Agreement is hereby amended by replacing the chart therein with the following:

Period (for quarters ending on or about the dates referenced below)	Leverage Ratio
June 30, 2015	3.95 to 1.00
September 30, 2015	5.10 to 1.00
December 31, 2015	4.95 to 1.00
March 31, 2016	4.80 to 1.00
June 30, 2016 and September 30, 2016	4.60 to 1.00
December 31, 2016	4.10 to 1.00
March 31, 2017 and each quarter thereafter	3.50 to 1.00

1.15                        Section 6.23(b) is hereby further amended to delete the following sentence:

Notwithstanding the foregoing, a Leverage Ratio greater than 4.00 to 1.00 determined as of the end of the fiscal quarter ending on or about June 30, 2015, shall not constitute a Default or an Event of Default until July 31, 2015.

1.16                        Section 6.23(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

(c)                                  Current Ratio.                   The Company will not permit the Current Ratio determined as of the end of each of its fiscal quarters occurring during any period set forth below, to be greater than the ratio set forth below opposite such period:

Period (for quarters ending on or about the dates referenced below)	Current Ratio
June 30, 2015	1.25 to 1.00
September 30, 2015	1.10 to 1.00
December 31, 2015 and each quarter thereafter	1.25 to 1.00

1.17                        Section 6.23(d) of the Credit Agreement is hereby amended to insert following the sentence at the end thereof:

The Borrowers shall not be required to comply with the foregoing upon submission a true and accurate compliance certificate submitted pursuant to Section 6.1(d) of the Credit Agreement that does not disclose any condition or event that constitutes a Default or Event of Default.

1.18                        Article VI of the Credit Agreement is hereby amended to insert the following new Section 6.29:

6.29                        Capital Transaction.  The Borrowers shall: (a) deliver, each in form and substance acceptable to the Administrative Agent, (i) a confidential information memorandum or other applicable offering materials on or before September 15, 2015, and (ii) at least one refinancing proposal on or before October 30, 2015 and (b) close a capital transaction in form and substance acceptable to the Administrative Agent on or before November 30, 2015, which such transaction shall, at a minimum, repay all Obligations owing with respect to the Bridge Loan and Second Bridge Loan.  Upon request of the Administrative Agent, and in no event less frequent than monthly, the Borrowers and the Borrowers’ investment banker shall provide the Administrative Agent status updates on such capital transaction.

1.19                        Section 7.3 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

7.3                               The breach by the Company or any Subsidiary, as applicable, of any of the terms or provisions of: Section 6.2, 6.3, 6.4, 6.7, 6.10, 6.11, 6.12, 6.13, 6.14, 6.15, 6.16, 6.17, 6.18, 6.19, 6.20, 6.21, 6.22, 6.23, 6.24, 6.25, 6.26, 6.27, 6.28 or 6.29.

1.20                        Section 9.6 of the Credit Agreement is hereby amended by adding the following new paragraph at the end thereof:

All of the foregoing obligations of the Borrowers may be charged to the Borrowers as Revolving Loans and setoff against any deposit account of the Borrowers.

1.21                        The Pricing Schedule to the Credit Agreement is hereby deleted and replaced in its entirety with the Pricing Schedule attached as Exhibit B to this Amendment.

ARTICLE II- REPRESENTATIONS AND WARRANTIES

Each of the Borrowers hereby represents and warrants as follows:

2.1                               This Amendment, the Credit Agreement as amended hereby and the other Loan Documents to which such Borrower is a party constitute legal, valid and binding obligations of such Borrower and are enforceable against such Borrower in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or general equitable principles.

2.2                               As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default shall have occurred and be continuing and (ii) the representations and warranties of the Borrowers set forth in the Credit Agreement, as amended hereby, are (x) with respect to any representations or warranties that contain a materiality qualifier, true and correct in all respects as of the date hereof, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case, such representation or warranty shall have been true and correct in all respects on and as of such earlier date, and (y) with respect to any representations or warranties that do not contain a materiality qualifier, true and correct in all material respects as of the date hereof except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date.

ARTICLE III- CONDITIONS PRECEDENT

This Amendment shall become effective on the date first set forth above, provided, however, that the effectiveness of this Amendment is subject to:

3.1                               The Administrative Agent shall have received (a) counterparts of this Amendment duly executed by the Company, the Subsidiary Borrowers, the Administrative Agent and the Lenders and (b) a fully executed copy of that certain fee letter dated as of the date hereof by and between the Company and the Administrative Agent (the “Amendment No. 4 Fee Letter”).

3.2                               The Administrative Agent shall have received (i) all amounts due and owing under the Amendment No. 4 Fee Letter and (ii) all fees and expenses owing pursuant to Section 4.1 of this Agreement and Section 9.6 of the Credit Agreement (as amended by this Amendment) to the extent invoiced on or prior to the date hereof.

3.3                               The Administrative Agent shall have received (i) certification of incorporation, (ii) recent good standing certificates (or the analogs thereof) from the Secretaries of State (or other appropriate offices) of the Loan Parties’ jurisdictions of organization, (iii) incumbency certificates, and (iii) a customary opinion of counsel for the Borrowers with respect to this Amendment, the Credit Agreement as amended hereby and any other agreement of any Borrower delivered on or prior to the date hereof in connection with this Amendment.

3.4                               The Administrative Agent shall have received (i) a mortgage on the Thomasville, Georgia plant, together with all flood zone determinations, certificates of property insurance and flood insurance with mortgagee and lender loss payee endorsements, local counsel opinion and other documentation as may be requested by the Administrative Agent in its sole discretion, and (ii) such other documents and take such actions as the Administrative Agent may request pursuant to Section 6.24 of the Credit Agreement.

3.5                               Duly executed consents or other documents as the Administrative Agent may reasonably require in form and substance acceptable to the Administrative Agent, including, without limitation, amendments to any intercreditor agreement, amendments to the Existing Term Loan Transactions and waiver agreements regarding equipment leases.

3.6                               The Administrative Agent shall have received, each in form and substance acceptable to it, the following written certifications from an Authorized Officer of each Borrower, in each case as of the date hereof and giving effect to the amendments set forth herein:

a.                                      the conditions set forth in clauses (a) and (b) of Section 4.2 of the Credit Agreement shall be satisfied;

b.                                      the Company shall be in compliance (on a pro forma basis after giving effect to the Second Bridge Loan Initial Advance, the Second Bridge Loan Subsequent Advance and the other terms of this Amendment) with the covenants contained in Sections 6.23(a), (b) and (c) of the Credit Agreement;

c.                                       each Loan Party shall have the corporate or limited liability company power and authority to enter into and perform under this Amendment and the Loan Documents, as modified pursuant hereto (including, without limitation, with respect to the Second Bridge Loan); and

d.                                      there shall have been no changes to the charter documents of the Loan Parties or the authorizations of the Loan Parties approving the Loan Documents and the transactions evidenced thereby (including, without limitation, this Amendment) since the last date on which such items were delivered to the Administrative Agent.

ARTICLE IV- GENERAL

4.1                               Expenses.  The Company agrees to reimburse the Administrative Agent upon demand for all reasonable and documented third party out-of-pocket expenses paid or incurred by the Administrative Agent, including, without limitation, reasonable fees, charges and disbursements of outside counsel to the Administrative Agent, in connection with preparation, negotiation and execution of this Amendment and any other document required to be furnished herewith.

4.2                               Post-Closing Deliverables.     On or before October 1, 2015, or at such later date as the Administrative Agent consents to in writing, the Borrowers shall execute and deliver landlord waivers and bailee agreements requested by the Administrative Agent, which documents must be in form and substance acceptable to the Administrative Agent.

4.3                               Counterparts.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or by e-mail transmission of a PDF or similar copy shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart signature page by facsimile or by e-mail transmission shall also deliver an original executed counterpart, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability or binding effect of this Amendment.

4.4                               Releases.  Each Loan Party, for and on behalf of itself and its legal representatives, successors and assigns, does hereby waive, release, relinquish and forever discharge the the Administrative Agent, the LC Issuer, the Swing Line Lender, each Lender, their parents, subsidiaries, and affiliates, their respective past, present and future directors, officers, managers, agents, employees, insurers, attorneys, representatives and all of their respective heirs, successors and assigns (collectively, the “Released Parties”), of and from any and all manner of action or causes of action, suits, claims, demands, judgments, damages, levies and executions of whatsoever kind, nature or description arising on or before the Fourth Amendment Effective Date, including, without limitation, any claims, losses, costs or damages, including compensatory and punitive damages, in each case whether known or unknown, asserted or unasserted, liquidated or unliquidated, fixed or contingent, direct or indirect, which any Loan Party, or any Loan Party’s legal representatives, successors or assigns, ever had or now has or may claim to have against any of the Released Parties, with respect to any matter whatsoever, including, without limitation, the Loan Documents, the administration of the Loan or the other Loan Documents, the negotiations relating to this Amendment and the other Loan Documents executed in connection with this Amendment and any other instruments and agreements executed by any Loan Party in connection with this Amendment or the other Loan Documents.

4.5                               Severability.  Any provision in this Amendment that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Amendment are declared to be severable.

4.6                               Governing Law.  This Amendment shall be construed in accordance with the internal laws (without regard to the conflict of law provisions) of the State of Arizona, but giving effect to federal laws applicable to national banks.

4.7                               Successors; Enforceability.  The terms and provisions of this Amendment shall be binding upon the Company, its affiliates from time to time party to the Credit Agreement, the Administrative Agent and the Lenders and their respective successors and assigns, and shall inure to the benefit of the Company, the Subsidiary Borrowers, the Administrative Agent and the Lenders and the successors and assigns of the Administrative Agent and the Lenders.

4.8                               Reference to and Effect on the Credit Agreement and the Guaranty.

a.                                      Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended and modified hereby.

b.                                      Each of the parties hereto hereby (i) agrees that, except as specifically amended above, the Credit Agreement, the Guaranty and all other documents, instruments and agreements executed and/or delivered in connection therewith (including, without limitation, all of the Loan Documents) shall remain in full force and effect and are hereby ratified and confirmed, and (ii) ratifies all of its payment and performance obligations, contingent or otherwise, under the Credit Agreement, the Guaranty and each other Loan Document.

c.                                       The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Guaranty or any other documents, instruments and agreements executed and/or delivered in connection therewith.

4.9                               Headings.  Section headings in this Amendment are for convenience of reference only, and shall not govern the interpretation of any of the provisions of this Amendment.

(signature pages follow)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

INVENTURE FOODS, INC.

By:	/s/ Steve Weinberger
Name: Steve Weinberger
Title: Chief Financial Officer

LA COMETA PROPERTIES, INC.

By:	/s/ Steve Weinberger
Name: Steve Weinberger
Title: Chief Financial Officer

POORE BROTHERS — BLUFFTON, LLC

By:	/s/ Steve Weinberger
Name: Steve Weinberger
Title: Chief Financial Officer

TEJAS PB DISTRIBUTING, INC.

By:	/s/ Steve Weinberger
Name: Steve Weinberger
Title: Chief Financial Officer

BOULDER NATURAL FOODS, INC.

By:	/s/ Steve Weinberger
Name: Steve Weinberger
Title: Chief Financial Officer

BN FOODS, INC.

By:	/s/ Steve Weinberger
Name: Steve Weinberger
Title: Chief Financial Officer

Signature Page to Inventure Foods, Inc.

Amendment No. 4 to Credit Agreement

RADER FARMS, INC.

By:	/s/ Steve Weinberger
Name: Steve Weinberger
Title: Chief Financial Officer

WILLAMETTE VALLEY FRUIT COMPANY

By:	/s/ Steve Weinberger
Name: Steve Weinberger
Title: Chief Financial Officer

FRESH FROZEN FOODS, INC.

By:	/s/ Steve Weinberger
Name: Steve Weinberger
Title: Chief Financial Officer

Signature Page to Inventure Foods, Inc.

Amendment No. 4 to Credit Agreement

U.S. BANK NATIONAL ASSOCIATION,
as a Lender, as LC Issuer and as Administrative Agent

By:	/s/ James P. Cecil
Name: James P. Cecil
Title: Vice President

Signature Page to Inventure Foods, Inc.

Amendment No. 4 to Credit Agreement

FARM CREDIT BANK OF TEXAS,
as a Lender

By:	/s/ Ria Estrada
Name: Ria Estrada
Title: Manager, Capital Markets Credit Analysis

Signature Page to Inventure Foods, Inc.

Amendment No. 4 to Credit Agreement

AGFIRST FARM CREDIT BANK,
as a Lender

By:	/s/ Bruce B Fortner
Name: Bruce B Fortner
Title: Vice President

Signature Page to Inventure Foods, Inc.

Amendment No. 4 to Credit Agreement

EXHIBIT A

INCREASING LENDER SUPPLEMENT

INCREASING LENDER SUPPLEMENT, dated July 27, 2015 (this “Supplement”), by and among the Lender signatory hereto, the Company and the Administrative Agent, as each such term is defined in the Credit Agreement dated as of November 8, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Inventure Foods, Inc. (the “Company”), the Subsidiary Borrowers party thereto, the Lenders party thereto and U.S. Bank National Association, as administrative agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, pursuant to Sections 2.24 and 2.27 of the Credit Agreement, the Company has the right, subject to the terms and conditions thereof, to effectuate from time to time an increase in the Revolving Commitment or enter into one or more tranches of additional Term Loans under the Credit Agreement by requesting one or more Lenders to increase the amount of one or more of its Commitments;

WHEREAS, the Company has given notice to the Administrative Agent of its request for Incremental Term Loans pursuant to Section 2.24, which Incremental Term Loans are intended to constitute part of the Second Bridge Loan under Section 2.27 of the Credit Agreement; and

WHEREAS, pursuant to Sections 2.24 and 2.27 of the Credit Agreement, the undersigned Lender is willing to provide Incremental Term Loans under the Credit Agreement by executing and delivering to the Company and the Administrative Agent this Supplement;

NOW, THEREFORE, each of the parties hereto hereby agrees as follows:

1.                                      The undersigned Lender agrees, subject to the terms and conditions of the Credit Agreement and the other Loan Documents, to make Incremental Term Loans in an aggregate amount equal to $8,333,333.34, which amount shall constitute such Second Lender’s Bridge Loan Commitment.

2.                                      The Company hereby represents and warrants that no Default or Event of Default has occurred and is continuing on and as of the date hereof.

3.                                      Terms defined in the Credit Agreement shall have their defined meanings when used herein.

4.                                      This Supplement shall be governed by, and construed in accordance with, the laws of the State of Arizona.

Exhibit A to Inventure Foods, Inc.

Amendment No. 4 to Credit Agreement

5.                                      This Supplement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page to this Supplement by facsimile or by e-mail transmission of a PDF or similar copy shall be equally as effective as delivery of an original executed counterpart of this Supplement. Any party delivering an executed counterpart signature page by facsimile or by e-mail transmission shall also deliver an original executed counterpart, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability or binding effect of this Supplement.

[Signature page follows]

Exhibit A to Inventure Foods, Inc.

Amendment No. 4 to Credit Agreement

IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:
Name: James P. Cecil
Title: Vice President

Accepted and agreed to as of the date first written above:

INVENTURE FOODS, INC.

By:
Name:
Title:

Acknowledged as of the date first written above:

U.S. BANK NATIONAL ASSOCIATION
as Administrative Agent

By:
Name: James P. Cecil
Title: Vice President

Exhibit A to Inventure Foods, Inc.

Amendment No. 4 to Credit Agreement

INCREASING LENDER SUPPLEMENT

INCREASING LENDER SUPPLEMENT, dated July 27, 2015 (this “Supplement”), by and among the Lender signatory hereto, the Company and the Administrative Agent, as each such term is defined in the Credit Agreement dated as of November 8, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Inventure Foods, Inc. (the “Company”), the Subsidiary Borrowers party thereto, the Lenders party thereto and U.S. Bank National Association, as administrative agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, pursuant to Sections 2.24 and 2.27 of the Credit Agreement, the Company has the right, subject to the terms and conditions thereof, to effectuate from time to time an increase in the Revolving Commitment or enter into one or more tranches of additional Term Loans under the Credit Agreement by requesting one or more Lenders to increase the amount of one or more of its Commitments;

WHEREAS, the Company has given notice to the Administrative Agent of its request for Incremental Term Loans pursuant to Section 2.24, which Incremental Term Loans are intended to constitute part of the Second Bridge Loan under Section 2.27 of the Credit Agreement; and

WHEREAS, pursuant to Sections 2.24 and 2.27 of the Credit Agreement, the undersigned Lender is willing to provide Incremental Term Loans under the Credit Agreement by executing and delivering to the Company and the Administrative Agent this Supplement;

NOW, THEREFORE, each of the parties hereto hereby agrees as follows:

1.                                      The undersigned Lender agrees, subject to the terms and conditions of the Credit Agreement and the other Loan Documents, to make Incremental Term Loans in an aggregate amount equal to $3,333,333.33, which amount shall constitute such Lender’s Second Bridge Loan Commitment.

2.                                      The Company hereby represents and warrants that no Default or Event of Default has occurred and is continuing on and as of the date hereof.

3.                                      Terms defined in the Credit Agreement shall have their defined meanings when used herein.

4.                                      This Supplement shall be governed by, and construed in accordance with, the laws of the State of Arizona.

Exhibit A to Inventure Foods, Inc.

Amendment No. 4 to Credit Agreement

5.                                      This Supplement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page to this Supplement by facsimile or by e-mail transmission of a PDF or similar copy shall be equally as effective as delivery of an original executed counterpart of this Supplement. Any party delivering an executed counterpart signature page by facsimile or by e-mail transmission shall also deliver an original executed counterpart, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability or binding effect of this Supplement.

[Signature page follows]

Exhibit A to Inventure Foods, Inc.

Amendment No. 4 to Credit Agreement

IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

FARM CREDIT BANK OF TEXAS,
as a Lender

By:
Name:
Title:

Accepted and agreed to as of the date first written above:

INVENTURE FOODS, INC.

By:
Name:
Title:

Acknowledged as of the date first written above:

U.S. BANK NATIONAL ASSOCIATION
as Administrative Agent

By:
Name: James P. Cecil
Title: Vice President

Exhibit A to Inventure Foods, Inc.

Amendment No. 4 to Credit Agreement

INCREASING LENDER SUPPLEMENT

INCREASING LENDER SUPPLEMENT, dated July 27, 2015 (this “Supplement”), by and among the Lender signatory hereto, the Company and the Administrative Agent, as each such term is defined in the Credit Agreement dated as of November 8, 2013 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Inventure Foods, Inc. (the “Company”), the Subsidiary Borrowers party thereto, the Lenders party thereto and U.S. Bank National Association, as administrative agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H

WHEREAS, pursuant to Sections 2.24 and 2.27 of the Credit Agreement, the Company has the right, subject to the terms and conditions thereof, to effectuate from time to time an increase in the Revolving Commitment or enter into one or more tranches of additional Term Loans under the Credit Agreement by requesting one or more Lenders to increase the amount of one or more of its Commitments;

WHEREAS, the Company has given notice to the Administrative Agent of its request for Incremental Term Loans pursuant to Section 2.24, which Incremental Term Loans are intended to constitute part of the Second Bridge Loan under Section 2.27 of the Credit Agreement; and

WHEREAS, pursuant to Sections 2.24 and 2.27 of the Credit Agreement, the undersigned Lender is willing to provide Incremental Term Loans under the Credit Agreement by executing and delivering to the Company and the Administrative Agent this Supplement;

NOW, THEREFORE, each of the parties hereto hereby agrees as follows:

1.                                      The undersigned Lender agrees, subject to the terms and conditions of the Credit Agreement and the other Loan Documents, to make Incremental Term Loans in an aggregate amount equal to $3,333,333.33, which amount shall constitute such Second Lender’s Bridge Loan Commitment.

2.                                      The Company hereby represents and warrants that no Default or Event of Default has occurred and is continuing on and as of the date hereof.

3.                                      Terms defined in the Credit Agreement shall have their defined meanings when used herein.

4.                                      This Supplement shall be governed by, and construed in accordance with, the laws of the State of Arizona.

Exhibit A to Inventure Foods, Inc.

Amendment No. 4 to Credit Agreement

5.                                      This Supplement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.  Delivery of an executed counterpart of a signature page to this Supplement by facsimile or by e-mail transmission of a PDF or similar copy shall be equally as effective as delivery of an original executed counterpart of this Supplement. Any party delivering an executed counterpart signature page by facsimile or by e-mail transmission shall also deliver an original executed counterpart, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability or binding effect of this Supplement.

[Signature page follows]

Exhibit A to Inventure Foods, Inc.

Amendment No. 4 to Credit Agreement

IN WITNESS WHEREOF, each of the undersigned has caused this Supplement to be executed and delivered by a duly authorized officer on the date first above written.

AGFIRST FARM CREDIT BANK,
as a Lender

By:
Name:
Title:

Accepted and agreed to as of the date first written above:

INVENTURE FOODS, INC.

By:
Name:
Title:

Acknowledged as of the date first written above:

U.S. BANK NATIONAL ASSOCIATION
as Administrative Agent

By:
Name: James P. Cecil
Title: Vice President

Exhibit A to Inventure Foods, Inc.

Amendment No. 4 to Credit Agreement

Exhibit B

PRICING SCHEDULE

APPLICABLE MARGIN	LEVEL I STATUS	LEVEL II STATUS	LEVEL III STATUS	LEVEL IV STATUS	LEVEL V STATUS	LEVEL VI STATUS	LEVEL VII STATUS
Eurodollar Rate	1.375%	1.50%	1.625%	1.875%	2.00%	3.250%	4.50%
Base Rate	0.375%	0.50%	0.625%	0.875%	1.00%	2.50%	3.50%

APPLICABLE FEE RATE	LEVEL I STATUS	LEVEL II STATUS	LEVEL III STATUS	LEVEL IV STATUS	LEVEL V STATUS	LEVEL VI STATUS	LEVEL VII STATUS
Commitment Fee	0.15%	0.175%	0.20%	0.225%	0.35%	0.50%	0.50%

For the purposes of this Schedule, the following terms have the following meanings, subject to the final paragraph of this Schedule:

“Financials” means the annual or quarterly financial statements of the Company delivered pursuant to Section 6.1(a) or (b).

“Level I Status” exists at any date if, as of the last day of the fiscal quarter of the Company referred to in the most recent Financials, the Leverage Ratio is less than or equal to 1.25 to 1.00.

“Level II Status” exists at any date if, as of the last day of the fiscal quarter of the Company referred to in the most recent Financials, (i) the Company has not qualified for Level I Status and (ii) the Leverage Ratio is less than or equal to 1.75 to 1.00.

“Level III Status” exists at any date if, as of the last day of the fiscal quarter of the Company referred to in the most recent Financials, (i) the Company has not qualified for Level I Status or Level II Status and (ii) the Leverage Ratio is less than or equal to 2.25 to 1.00.

“Level IV Status” exists at any date if, as of the last day of the fiscal quarter of the Company referred to in the most recent Financials, (i) the Company has not qualified for Level I Status, Level II Status or Level III Status and (ii) the Leverage Ratio is less than or equal to 2.75 to 1.00.

“Level V Status” exists at any date if, as of the last day of the fiscal quarter of the Company referred to in the most recent Financials, (i) the Company has not qualified for Level I Status, Level II Status, Level III Status or Level IV Status and (ii) the Leverage Ratio is less than or equal to 3.25 to 1.00.

Exhibit B to Inventure Foods, Inc.

Amendment No. 4 to Credit Agreement

“Level VI Status” exists at any date if, as of the last day of the fiscal quarter of the Company referred to in the most recent Financials, (i) the Company has not qualified for Level I Status, Level II Status, Level III Status, Level IV or Level V Status and (ii) the Leverage Ratio is less than or equal to 4.00 to 1.00.

“Level VII Status” exists at any date if the Company has not qualified for Level I Status, Level II Status, Level III Status, Level IV Status, Level V Status or Level VI Status.

“Status” means either Level I Status, Level II Status, Level III Status, Level IV Status, Level V Status, Level VI Status or Level VII Status.

The Applicable Margin and Applicable Fee Rate shall be determined in accordance with the foregoing table based on the Company’s Status as reflected in the then most recent Financials. Adjustments, if any, to the Applicable Margin or Applicable Fee Rate shall be effective three (3) Business Days after the Administrative Agent has received the applicable Financials (it being understood and agreed that each change in Status shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change). If the Company fails to deliver the Financials to the Administrative Agent at the time required pursuant to Section 6.1, then the Applicable Margin and Applicable Fee Rate shall be the highest Applicable Margin and Applicable Fee Rate set forth in the foregoing table until three (3) Business Days after such Financials are so delivered.  Notwithstanding the foregoing, Level VII Status shall be in effect from and after the Fourth Amendment Effective Date so long as any principal, interest or fees in respect of the Bridge Loan and the Second Bridge Loan remain outstanding or any Second Bridge Loan Commitment of a Term Lender remains in effect.

Exhibit B to Inventure Foods, Inc.

Amendment No. 4 to Credit Agreement